Exhibit 10.1


          Certification of Principal Executive and Financial Officers
                      Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report on Form 20-F/A of CEMEX, S.A. de C.V. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lorenzo H. Zambrano, as Chief Executive Officer of the Company, and Hector Medina, as Executive Vice President of Planning and Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/   Lorenzo H. Zambrano
---------------------------------
Name:    Lorenzo H. Zambrano
Title:   Chief Executive Officer
Date:    April 25, 2003


   /s/   Hector Medina
---------------------------------
Name:    Hector Medina
Title:   Executive Vice President of
         Planning and Finance
Date:    April 25, 2003


This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to CEMEX, S.A. de C.V. and will be retained by CEMEX, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                   Exhibit 10.2


          Certification of Principal Executive and Financial Officers
                      Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report on Form 20-F/A of CEMEX Mexico, S.A. de C.V. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lorenzo H. Zambrano, as Chief Executive Officer of the Company, and Hector Medina, as Executive Vice President of Planning and Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



   /s/   Lorenzo H. Zambrano
---------------------------------
Name:    Lorenzo H. Zambrano
Title:   Chief Executive Officer
Date:    April 25, 2003


   /s/   Hector Medina
---------------------------------
Name:    Hector Medina
Title:   Executive Vice President of
         Planning and Finance
Date:    April 25, 2003



This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to CEMEX Mexico, S.A. de C.V. and will be retained by CEMEX Mexico, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                  Exhibit 10.3


          Certification of Principal Executive and Financial Officers
                      Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report on Form 20-F/A of Empresas Tolteca de Mexico, S.A. de C.V. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lorenzo H. Zambrano, as Chief Executive Officer of the Company, and Hector Medina, as Executive Vice President of Planning and Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/   Lorenzo H. Zambrano
---------------------------------
Name:    Lorenzo H. Zambrano
Title:   Chief Executive Officer
Date:    April 25, 2003


   /s/   Hector Medina
---------------------------------
Name:    Hector Medina
Title:   Executive Vice President of
         Planning and Finance
Date:    April 25, 2003


This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Empresas Tolteca de Mexico, S.A. de C.V. and will be retained by Empresas Tolteca de Mexico, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                  Exhibit 10.4




                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference into (i) Post-Effective Amendment No. 3 to the Registration Statement on Form F-3 (File No. 333-11382) of CEMEX, S.A. de C.V., (ii) the Registration Statement on Form F-3 (File No. 333-86700) of CEMEX, S.A. de C.V., (iii) the Registration Statement on Form S-8 (File No. 333-13970) of CEMEX, S.A. de C.V. and (iv) the Registration Statement on Form S-8 (File No. 333-83962) of CEMEX, S.A. de C.V., of our report, dated January 15, 2003 (except for note 23, which is as of March 24, 2003), with respect to the consolidated balance sheets of CEMEX, S.A. de C.V. and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholders' equity and changes in financial position for each of the years in the three year period ended December 31, 2002, which report appears in this Amendment No. 1 to the Annual Report on Form 20-F/A of CEMEX, S.A. de C.V.



KPMG Cardena Dosal, S.C.


 /s/   Leandro Castillo Parada
-----------------------------
Leandro Castillo Parada



Monterrey, N.L., Mexico
April 21, 2003

                                                                  Exhibit 10.5




                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference into (i) Post-Effective Amendment No. 3 to the Registration Statement on Form F-3 (File No. 333-11382) of CEMEX, S.A. de C.V., (ii) the Registration Statement on Form F-3 (File No. 333-86700) of CEMEX, S.A. de C.V., (iii) the Registration Statement on Form S-8 (File No. 333-13970) of CEMEX, S.A. de C.V. and (iv) the Registration Statement on Form S-8 (File No. 333-83962) of CEMEX, S.A. de C.V., of our reports dated January 11, 2001 relating to the financial statements of Compania Minera Atoyac, S.A. de C.V., Cementos Anahuac, S.A. de C.V., Cementos del Norte, S.A. de C.V., Proveedora Mexicana de Materiales, S.A. de C.V., Compania de Transportes del Mar de Cortes, S.A. de C.V., Cementos Guadalajara, S.A. de C.V., Cementos de Oriente, S.A. de C.V., Autotransportes de Huichapan, S.A. de C.V., Cemex Concretos, S.A. de C.V. and Granos y Terrenos, S.A. de C.V., which reports appear in this Amendment No. 1 to the Annual Report on Form 20-F/A of CEMEX, S.A. de C.V.


/s/   PricewaterhouseCoopers


Hector Puente S.


Monterrey, N.L.
Mexico
April 21, 2003